PennyMac Mortgage Investment Trust May 2, 2019 First Quarter 2019 Earnings Report Exhibit 99.2

1Q19 Earnings Report This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements

First Quarter Highlights 1Q19 Earnings Report Net income attributable to common shareholders of $47.3 million; diluted earnings per common share of $0.68 Annualized return on average common equity of 14%, up from 11% in the prior quarter Dividend of $0.47 per common share declared on March 26, 2019 and paid on April 29, 2019 Book value per common share increased to $20.72 from $20.61 at December 31, 2018 Results reflect: Solid performance of our GSE credit risk transfer (CRT) investments, which benefited from continued investment growth and reversal of the credit spread widening we experienced in the fourth quarter Hedging of interest rate sensitive assets mitigated the impact of significant value losses on mortgage servicing rights (MSRs) as interest rates declined; $100.6 million decrease in fair value of MSRs and excess servicing spread (ESS) partially offset by $80.7 million in gains on MBS and hedges Segment pretax results: Credit Sensitive Strategies: $58.4 million; Interest Rate Sensitive Strategies: $0.8 million; Correspondent Production: $3.6 million; Corporate: $(12.9) million Continued investment in CRT and MSRs resulting from PMT’s correspondent production Conventional loan production totaled $9.0 billion in unpaid principal balance (UPB), down 10% from the prior quarter(1) CRT deliveries totaled $7.7 billion in UPB, expected to result in approximately $282 million of new CRT investments New MSR investments totaled $132 million Pioneered a groundbreaking structure in the financing of certain of our settled CRT investments Issued $296 million of 3-year term notes secured by our first three CRT deals; replaced short term repurchase agreements at a similar effective cost with improved capital efficiency (1) Includes conventional loan acquisitions from PennyMac Financial Services, Inc. (NYSE: PFSI), which totaled $0.7 billion in the first quarter, down 17% from the prior quarter

First Quarter Highlights (continued) 1Q19 Earnings Report Entered into agreements during and after the quarter to sell approximately $49 million in UPB of nonperforming loans from the distressed portfolio(1) Sales represent approximately 26% of the distressed loan portfolio UPB at March 31, 2019 Raised approximately $147 million in net proceeds from common equity capital raises during the quarter Raised approximately $143 million in net proceeds from an issuance of 7 million common shares in an underwritten equity offering Launched a $200 million “At The Market” (ATM) common equity issuance program; issued 221,000 common shares during the quarter for approximately $4.5 million in net proceeds (1) These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of these transactions or that these transactions will be completed at all.

6 5 Current Market Environment 1Q19 Earnings Report Average 30-year fixed rate mortgage(1) The U.S. economy remains on strong footing, despite global growth concerns Greater clarity from the Federal Reserve on expectations for further rate increases The average 30-year fixed mortgage rate in the first quarter was 41 basis points lower than 4Q18 Interest rate decline driving increased refinance activity; Mortgage Bankers Association (MBA) Refinance Application Index at quarter end was 1,786 compared to 730 at December 31, 2018 Moderating home price appreciation combined with lower rates improves affordability Purchase originations are expected to grow by mid-single digit percentages over the next two years Spreads on GSE credit risk transfer (CRT) securities largely retraced the 40 - 80 basis points of the widening experienced in 4Q18 Total U.S. mortgage delinquency rates remain near their recent all-time lows at 3.65% as of March 31, 2019 Down from 3.88% at December 31, 2018 and 3.73% at March 31, 2018(3) 4.55% 4.06% (1) Freddie Mac Primary Mortgage Market Survey. 4.20% as of April 25, 2019 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA House Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Black Knight, Inc. Includes loans that are 30 days or more past due but not in foreclosure Macroeconomic Forecasts(2) Green: denotes improvement since previous earnings report Red: denotes drop since previous earnings report 2016 2017 2018 2019E 2020E 2021E New home sales ('000s) 560.91666666666697 616.16666666666697 619.5 638.5 666 696 Actual: Census BureauForecast: MBA, FNMA New Home Sales Existing Home Sales Total Average 30-yr Fixed Rate Mortgage Existing home sales ('000s) 5440 5546.6666666666697 5339 5411 5525.5 5802 Actual: NARForecast: MBA, FNMA 2015 0.501 5.25 5.7510000000000003 Total originations ($ in billions) $2,065 $1,810 $1,630 $1,641.6666666666667 $1,663 $1,740 Actual: IMFForecast: MBA, FNMA, FHLMC Purchase originations ($ in billions) $1,037 $1,144 $1,141 $1,195.5540000000001 $1,249.1766666666665 $1,308 Actual: IMFForecast: MBA, FNMA, FHLMC 2016 0.56091666666666673 5.44 6.0009166666666669 3.6540384615384613E-2 U.S. Home Price Appreciation(Y/Y % Change) 5.8% 6.9% 6.3% 4.7% 2.8% 1.9% Actual: FHFA HPIForecast: MBA, FNMA, FHLMC 2017 0.61616666666666664 5.5466666666666669 6.1628333333333334 3.9898076923076925E-2 ` 2018YTD 0.638625 5.43 6.0686249999999999 4.4707499999999997E-2 7.1574642126790433E-3 1.2994923857867935E-2 4.6301864101022217E-2 2019E 0.66300000000000003 5.5720000000000001 6.2350000000000003 4.9666666666666699E-2 4.7812445223488265E-2 4.4851731219724522E-2 4.7089683071249722E-2 2020E 0.67800000000000005 5.68 6.3579999999999997 5.1999999999999998E-2 MBA New home sales 645 672 696 Existing home sales 5484 5597 5802 Total originations 1659 1683 1740 Purchase originations 1244 1273 1308 US HPI 4.4999999999999998E-2 0.03 1.9E-2 FNMA New home sales 632 660 Existing home sales 5338 5454 Total originations 1594 1637 Purchase originations 1176 1238 US HPI 4.2000000000000003E-2 2.8000000000000001E-2 FHLMC Total originations 1672 1669 Purchase originations 1166.662 1236.53 US HPI 3.5000000000000003E-2 2.5000000000000001E-2

Correspondent loan inventory PMT’s Long-Term Investments ■ CRT ■ Retained interests from private-label securitizations ■ MSRs and ESS ■ Agency and non-Agency MBS ■ Distressed whole loans and REO Leverage ratio(2) (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and derivative assets. Presented on a pro forma basis that reflects the settlement of the commitment to fund deposits securing CRT agreements related to our fourth CRT investment and for December 31, 2018 and March 31, 2019, firm commitment to purchase CRT securities (2) All borrowings divided by shareholders’ equity at period end (3) Source: Inside Mortgage Finance, for the period of 4Q18 Mortgage Assets ($ in millions) 3.1x 3.6x 2.5x 3.9x 3.3x PMT Is a Mortgage REIT with Unique Investment Strategies 1Q19 Earnings Report High-quality balance sheet comprised of residential mortgage investments focused on CRT and MSRs MSRs are part of comprehensive interest rate sensitive strategies which include MSRs, MBS, ESS and hedge instruments Capabilities to organically create attractive investments resulting from PMT’s loan production; 4th largest conventional conforming mortgage producer in the U.S.(3) Strong capital structure and relatively low leverage with access to diverse sources of financing (1) (1) (1) (1)

1Q19 Earnings Report PMT’s Strategies for Long-Term Growth Focused on core strategies of organic investments in CRT and MSRs Leading producer of conventional conforming loans drives organic investment growth Seek to deploy approximately $400 - $600 million in equity in CRT & MSRs during 2019 Capital deployment into CRT investments estimated to range from $200 million to $300 million Capital deployment into MSRs estimated to range from $200 million to $300 million Levels of capital deployment primarily dependent on conventional conforming production volume Expanding organic investment strategies Leveraging PMT’s partnership with PennyMac Financial to invest in Home Equity Line of Credit (HELOC) and prime non-qualified mortgage (non-QM) loan securitization interests PennyMac Financial launched a HELOC product, offering its servicing portfolio customers the opportunity to tap into the equity in their homes Also launched an innovative prime non-QM loan product in January in our correspondent channel, offering a technology-based solution to streamline the underwriting process Recent equity raise to be deployed in these attractive strategies

1Q19 Earnings Report CRT 1-4 Transactions Previous CRT Financing Current CRT Financing Composition 30-90 day securities repurchase agreements 30-90 day securities repurchase agreements 3-year secured term notes Term financing structure that increases the duration and enhances expected returns on equity for PMT’s CRT investments Secured term notes replace short-term securities repurchase agreements for CRT 1-3 Financing is better aligned to the expected life of the asset Effective advance rate increases from approximately 70% to 75% Potential margin call risk associated with securities repurchase agreements is eliminated; improves returns on equity by reducing internal cash reserves Cost of funds is similar to securities repurchase agreements Financing counterparties diversified to include institutional investors Expect to utilize new financing structure across all CRT investments and to become a repeat issuer of term notes as CRT investments grow New CRT Financing Extends Maturities and Reduces Risk

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics) and does not contemplate significant changes or shocks to current market conditions. Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. (1) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (2) Projected CRT income includes fair value recognition upon loan delivery under CRT agreements (3) ROE calculated as a percentage of total equity Run-Rate Return Potential from PMT’s Investment Strategies 1Q19 Earnings Report New investments in CRT and MSRs are accretive to and drive PMT’s overall return on equity potential CRT and MSR growth driven by PMT’s correspondent production Growth in MBS to hedge the interest rate sensitivity of a growing MSR asset Correspondent production return potential reflects the continuation of a highly competitive market environment Reduced impact of distressed loan portfolio due to significant sales in 2018 Run-Rate Quarterly Income Potential (Q2 2019-Q1 2020 Avg) Annualized Return on Equity (ROE) Equity Allocated (%)(1) Income Potential WA EquityAllocated Credit sensitive strategies: GSE credit risk transfer(2) 0.18246680848252012 0.45718836211622238 $37,743,453.864260383 $,687,642,437.79777861 Distressed loan investments -9.3% 3.6040845940493081E-2 $-1,474,883.1700059278 $69,384,161.947445661 Other credit sensitive strategies 8.8% 6.096600132411761E-3 $,237,257.15036060719 $11,737,865.971418418 Net credit sensitive strategies 0.16137281119540989 0.4993258081891272 $36,505,827.844615065 $,768,764,465.71664262 Interest rate sensitive strategies: MSRs (incl. recapture) 0.13004613806244736 0.23038577366210042 $16,013,621.303585414 $,636,043,339.90251732 ESS (incl. recapture) 0.10754079636664679 4.0806541024204397E-2 $2,031,515.7333807084 $78,558,856.682034567 Agency MBS 0.24168920598743474 6.2917223000735947E-2 $7,318,670.2558254674 $,121,125,314.23858392 Non-Agency senior MBS (incl. jumbo) 0.2222877834126693 1.0609416544079316E-3 $,113,473.44870980131 $2,260,225.8975578398 Interest rate hedges -3.6% 0 $-4,038,094.4658023552 Net interest rate sensitive strategies 0.11798613619511508 0.33517047934144872 $21,439,186.275699034 $,837,987,736.72069371 Correspondent production 0.11354985415255274 8.8491966438286704E-2 $4,836,105.9442359125 $,170,346,951.64791811 Cash, short term investments, and other .4% 7.7011746031137279E-2 $,157,594.78657842628 $,148,438,140.7905203 Management fees & corporate expenses(3) -2.8% $,-13,558,927.924908098 Net Corporate(3) -2.8% Provision for income tax expense(3) -0.3% $-1,738,723.8664897513 $0 Net income 9.9% 1 $47,641,063.59730589 $1,925,537,294.1643066 Dividends on preferred stock 8.3% 0.15567978555710482 $5,196,614.583333334 $,299,707,489.41000003 $0 Net income attributable to common shareholders 0.10142964695883122 0.84432021444289518 $42,444,448.476397254 $1,625,829,804.7543066 Diluted earnings per common share $0.51

Mortgage Investment Activities

Correspondent Production Volume and Mix (UPB in billions) (1) Includes delegated and non-delegated acquisitions (2) For delegated Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee (3) Conventional conforming and non-Agency interest rate lock commitments (4) Based on funded loans subject to fulfillment fees Correspondent Production Highlights 1Q19 Earnings Report (2) Correspondent acquisitions from nonaffiliates in 1Q19 totaled $15.1 billion in UPB, seasonally down 17% Q/Q and up 15% Y/Y(1) 45% government loans; 55% conventional loans $8.3 billion in UPB of conventional acquisitions, down 10% Q/Q and up 96% Y/Y $6.8 billion in UPB of government acquisitions, down 24% Q/Q and 23% Y/Y, for which PMT earns a sourcing fee from PFSI Non-delegated acquisitions increased 45% Q/Q to $174 million in UPB Acquired $730 million in UPB of conventional loans originated by PFSI, down 17% Q/Q and up 3% Y/Y Conventional lock volume of $9.0 billion in UPB, down 7% Q/Q and up 108% Y/Y While the correspondent market remains highly competitive, margins have stabilized April correspondent acquisitions totaled $6.5 billion in UPB; locks totaled $7.5 billion in UPB ($ in millions) 1Q18 2Q18 3Q18 4Q18 1Q19 QoQ YoY Fundings Delegated Conventional $4,228.79175416 $5,399.3168507299988 $7,502.9118440200009 $9,051.5303497000041 $8,130.1551775100015 -0.10179219829059516 0.92257165879878178 0.50755476505453878 0.5482850400436754 0.5482850400436754 Delegated Government 8,830.4058649200015 9,546.321426500013 8,970.207506939998 8,885.1505081599989 6,751.9281152599997 -0.24008849269811217 -0.23537737465919206 0.50115638614173086 0.53981557664056656 0.45088927460163586 Delegated Jumbo 0 8.4138509399999997 8.6219371000000002 4.6743108200000005 5.3966220800000002 0.15452786256948126 #DIV/0! Delegated Non-QM 0 0 0 0 0 #DIV/0! #DIV/0! Non-delegated Conventional 0 0 68.724356999999998 115.562971 127.558475 0.10380058505072531 #DIV/0! Conv $4,228.79175416 $9,167.933207000035 $8,257.7136525100013 Non-delegated Government 0 0 0 1.9491309999999999 38.909216999999998 18.962340653347567 #DIV/0! 0.95273594269252437 -9.92004375188974E-2 Non-delegated Jumbo 0 0 5.8164730000000002 2.42178 7.0390139999999999 1.9065455986918711 #DIV/0! Gov 8,830.4058649200015 8,887.996391599983 6,790.83733226 Non-delegated Non-QM 0 0 0 0 0 #DIV/0! #DIV/0! -0.2309710973492699 -0.23587698934566415 Total $13,059.197619080001 $14,953.762844320001 $16,556.282118059997 $18,061.289050680003 $15,060.986620850001 -0.16611784581992728 0.15328575768279262 Locks Delegated Conventional $4,303.7102288333326 $5,979.4757300000001 $8,391.502919999999 $9,638.6547410000003 $8,973.6361390000002 -6.8994960382926296E-2 1.0850930155287455 Delegated Government 9,162.2598610000987 10,082.19819999799 9,145.7154989997998 8,962.1117979997998 7,385.2669409998998 -0.17594568027502477 -0.19394701164983463 $13,478.86663983343 $16,372.223329999901 Delegated Jumbo 12.89655 50.109818000000004 19.781337000000001 11.187849999999997 13.32025 0.19059962369892358 3.2853747707720204E-2 0.2146587519173071 Delegated Non-QM 0 0 0 0 0 #DIV/0! #DIV/0! Non-delegated Conventional 88.288459166666655 111.303307 143.84402 191.96348900000001 261.227913 0.36082082254714587 1.958800226730276 Conv $4,303.7102288333326 $9,830.61823 $9,234.8640520000008 Non-delegated Government 0 0 0 29.65222 86.490613999999994 1.9168343550668379 #DIV/0! 1.145791319808124 -6.0601903569191817E-2 Non-delegated Jumbo 0 9.3426729999999996 13.087949999999999 5.485195 11.635463 1.1212487432078531 #DIV/0! Gov 9,162.2598610000987 8,991.7640179997998 7,471.7575549999001 Non-delegated Non-QM 0 0 0 0 0.6 #DIV/0! #DIV/0! -0.18450713379086292 -0.16904430098000078 Total $13,567.155099000096 $16,232.2513479998 $17,713.931725999802 $18,839.55292999801 $16,732.177319999897 -0.11183564888111852 0.23328562236552197 Correspondent Production pretax income 5.9539999999999997 $-0.628 $3.621 PCG PTI as % of locks 7.0785861208352222E-4 -33335004873272581.0333% 2.1640937283588519E-4 Fulfillment fees 28.591000000000001 27.574000000000002 3.158692386304333E-3 3.3391809355872559E-3 Key Financial Metrics 4Q18 1Q19 Pretax income as a percentage of interest rate lock commitments(3) -3.2937944780858372E-5 2.1640937283588519E-4 CDL conventional $707.89181599999995 $633.68352399999992 $827.61793922000004 $739.89155200000005 $608.54488500000002 BDL conventional $3.5166300000000001 $31.904705000000003 $69.722358999999997 $139.01665800000001 $121.317497 Fulfillment Fee(4) 3.2000000000000002E-3 3.3999999999999998E-3 Total conventional (excl nonDel) $4,940.2002001599994 $6,064.9050797299988 $8,400.2521422400005 $9,930.4385597000037 $8,860.175595100009 CRT deliveries 3200 3900 $6,773.3360000000002 $8,083.5919999999996 $7,260.1940000000004 Selected Operational Metrics 0.64774702853061716 0.64304386445131678 0.80632532039613647 0.81402165185383346 0.8194333646898011 4Q18 1Q19 Correspondent Seller Relationships 710 743 Purchase money loans, as a % of total acquisitions 0.88 0.85

GSE CRT Investments Growing and Credit Performance Remains Strong Loans eligible for CRT investments totaled $7.7 billion during 1Q19, resulting in a firm commitment to purchase $282 million of CRT securities from Fannie Mae under a new REMIC structure Total firm commitments were $887 million at March 31, 2019 Outstanding UPB of mortgage loans subject to CRT agreements totaled $52.9 billion at March 31, 2019 Delinquency levels and incurred losses increased modestly in 1Q19, from normal seasoning of loans Losses recognized during the quarter were $0.9 million, bringing lifetime losses to $4.5 million; reflect portfolio seasoning and are in line with expectations Note: See slides 15, 16 and 25 - 28 for financial performance and additional details regarding CRT investments (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and derivative assets. Presented on a pro forma basis that reflects the settlement of the commitment to fund deposits securing CRT agreements related to our fourth CRT investment and for December 31, 2018 and March 31, 2019, firm commitment to purchase CRT securities CRT Investments ($ in millions) 1Q19 Earnings Report (1) (1) (1) Carrying value of existing CRT agreements: $1,268 Firm commitment to purchase REMIC CRT securities: $887 (1) (1) 3Q17 4Q17 1Q18 2Q18 3Q18 Return Excluding Market-Driven Fair Value Changes 0.187 0.187 0.186 0.20300000000000001 0.20899999999999999 Return From Market-Driven Fair Value Changes 2.2% 0.48900000000000005 3.2% 0.183 0.13399999999999998 Total ROE 0.20899999999999999 0.67600000000000005 0.218 0.38600000000000001 0.34299999999999997 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 % of conventional production delivered into CRT % of conventional production delivered into CRT PCG conv $6,530.360000000001 $5,891.1504007399999 $4,225.6310000000003 $5,396.3696957799984 $7,500.8800168199896 9049.7453661300024 3Q17 1Q18 2Q18 3Q18 4Q18 1Q19 CDL conv $513.43499999999995 $645.765852 $707.89181599999995 $633.68352399999992 $827.61793922000004 739.89155200000005 0.58209936549749408 0.65 0.64 0.8 0.8 0.86 BDL Conv $3.5166300000000001 $31.904705000000003 $69.722358999999997 139.01665800000001 Total conv $7,043.4709999999995 $6,536.9162527400003 $4,937.394460000007 $6,061.9579247799984 $8,398.2203150399891 $9,928.6535761300038 CRT deliverables 4100 4800 $3,200 $3,900 6800 8083.5919999999996 3Q17 4Q17 1Q18 2Q18 3Q18 % of conventional production delivered into CRT 0.58209936549749408 0.73429118783463709 0.64816172424805041 0.64335649445167331 0.80969535745831656

MSR investments decreased modestly to $1.2 billion driven by fair value losses resulting from the decline in mortgage rates during the quarter and expectations for higher prepayments in the future Partially offset by additions from new production volumes UPB associated with MSR investments increased to $99.3 billion, up from $92.4 billion at December 31, 2018 ESS investments relating to bulk, mini-bulk and flow MSR acquisitions by PFSI between 2013 and 2015 decreased modestly to $205 million, driven by repayments of the underlying loans and interest rate-driven fair value losses UPB associated with ESS investments decreased to $22.7 billion from $23.2 billion at December 31, 2018 MSR and ESS Investments ($ in millions) Trends in MSR and ESS Investments 1Q19 Earnings Report

Financial Results

Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Equity allocated represents management’s internal allocation. MSR, ESS and distressed loan investments reflect an allocation of exchangeable senior notes and associated expenses. (3) Market-driven value changes include fair value recognition upon loan delivery under firm commitment to purchase CRT securities and valuation changes. See slide 16 for details First Quarter Income and Return Contributions by Strategy 1Q19 Earnings Report Q1 2019 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA EquityAllocated(2) Annualized Return on Equity (ROE)(1) 24.9 Credit sensitive strategies: 20.9 GSE credit risk transfer(3) $61,470,241.39905376 $31,395,781.769053757 $30,074,459.630000003 $,451,512,095.48749995 0.54457226739570752 #REF! -0.6 Distressed loan investments(2) $-3,531,549.5193846328 $0 $-3,531,549.5193846328 ,136,173,208.59113449 -0.10373698485693325 -11.2 Other credit sensitive strategies $,432,956.35862227791 $,274,054.26999999984 $,158,902.8862227804 11,549,451.432159999 0.14994871788167885 15.4 Net credit sensitive strategies $58,371,648.238291405 $31,669,836.39053757 $26,701,812.199237648 $,599,234,755.51079452 0.38964127298347206 Interest rate sensitive strategies: MSRs (incl. recapture)(2) $,-85,006,172.393213093 $,-96,507,576.640000001 $11,501,404.246786905 ESS (incl. recapture)(2) $-2,293,326.7874022825 $-4,051,579.4000000004 $1,758,252.6125977179 Agency MBS $39,527,597.410000004 $32,365,737 $7,161,860.410000002 Non-Agency senior MBS (incl. jumbo) $62,801.450137722015 $-,152,893.22123999969 $,215,694.67137772171 Interest rate hedges $48,514,774.960000001 $48,514,774.960000001 Net interest rate sensitive strategies $,805,674.63952234387 $,-19,831,537.301240001 $20,637,211.940762345 $,845,907,315.2663541 .4% Correspondent production $3,621,321.2909462322 $3,621,321.2909462322 $,183,804,680.54774004 7.9% Cash, short term investments, and other $,435,691.13 $,435,691.13 $35,196,912.566829994 4.9514698673951384 Management fees & corporate expenses ,-13,367,235.1 n/a ,-13,367,235.1 Corporate $,-12,931,543.879999999 n/a $,-12,931,543.879999999 $35,196,912.566829994 n/a Benefit for income tax expense $3,659,986 n/a $3,659,986 Net income $53,527,086.288759977 $11,838,298.73781376 $41,688,787.550946228 $1,664,143,663.652 0.1286597724893381 Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3% Net income attributable to common shareholders $47,291,148.788759977 $1,364,436,174.2419999 0.1386393872620158 Diluted earnings per common share $0.68 $-9,271,557.879999999

Performance of the GSE Credit Risk Transfer Investments in 1Q19 1Q19 Earnings Report ($ in millions) Income Contribution Income Contribution Comments Market-driven value changes: Valuation-related changes included in Net gain (loss) on investment $20,390,906.789999999 • Reflects effects of credit spread tightening on CRT investments, reversing valuation-related losses in 4Q18 Net gain on mortgage loans acquired for sale 11,004,874.979053758 • Fair value recognition upon loan delivery under firm commitment to purchase CRT securities totaled $19.6 million; $8.6 million was attributed to the Correspondent Production segment $31,395,781.769053757 Income excluding market-driven value changes: Realized gains and carry included in Net gain (loss) on investment $33,644,881.460000001 • Spread income earned on CRT investments Losses recognized during period -,895,000 Interest income 6,774,855.8499999996 • Interest income on cash deposits securing CRT investments Interest expense -9,450,277.6799999997 • Financing expense related to CRT investments $30,074,459.630000003 Total income contribution $61,470,241.39905376

Appendix

1Q19 Earnings Report PMT’s Business Model Is Unique Among Mortgage REITs Synergistic Partnership with PFSI Access to specialized mortgage capabilities, including origination and servicing operations PFSI has expertise across all mortgage functions with over 3,400 employees led by a highly experienced management team Enables PMT to aggregate quality investments in residential mortgage products with minimal operational risk Established appropriate agreements, controls and oversight to identify and manage potential conflicts Strong Balance Sheet with Significant Sources of Liquidity Strong capital structure with modest leverage and diversified sources of funding Securitization structure that allows for issuance of term notes on Fannie Mae MSRs to institutional investors Diversified Investment Strategy Access to Mortgage Origination and Servicing Assets Organically produced investments in credit risk and interest-sensitive assets driven by production activities Demonstrated ability to invest in multiple residential mortgage strategies to capitalize on market trends: newly originated loans, CRT, MSRs, ESS(1), RMBS(2) and distressed whole loans Securitization interests in HELOC(3) and prime non-QM(4) loans Exclusive rights to the conventional correspondent production business and resulting assets Right of first refusal on other investment opportunities sourced by its manager and service provider, PFSI Risk Management and Governance Substantial expertise and resources dedicated to risk management Sophisticated program to actively manage and hedge interest rate risk Governance led by board of trustees which includes seven independent trustees (1) Excess Servicing Spread (2) Residential Mortgage Backed Securities (3) Home Equity Line of Credit (4) Non-qualified mortgage

(1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period Track Record of Stable Dividends and Book Value 1Q19 Earnings Report Repurchased 14.7 million common shares at a cost of $216 million from 3Q15 through 1Q18 Issued 7 million common shares through an underwritten equity offering and our ATM program in 1Q19 ROE(2) 8% 8% 4% 11% 7% 10% 13% 11% 14%

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Estimated Sensitivity to Changes in Interest Rates At 3/31/19 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed mortgage loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of March 31, 2019; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as earnings forecasts. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) Management of PMT’s Interest Rate Risk(1) 1Q19 Earnings Report % change in PMT’s shareholders’ equity

MSRs and ESS Asset Valuation Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT. The fair value assessment of ESS gives consideration to expected servicing fee collections on non-MSR collateral that has been bought out of the underlying MSR pools due to ongoing servicer activity. The balance of the non-MSR collateral is reflected in the unpaid principal balance above in the amount of $372 million. 1Q19 Earnings Report ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/19 Pool UPB $99,279.532453479696 $22,664.21119486 Pool weighted average coupon 4.2931191921520298E-2 4.1889348466830997E-2 Weighted-average pool prepayment speed assumption (CPR) 0.116244474093064 0.103608810433114 Weighted average servicing fee/spread 2.6047367146935499E-3 1.8659996483642301E-3 Fair value $1,156.9081304559199 $205.08092964572299 As multiple of servicing fee 4.4737871560456925 4.8492336638460927 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/18 At fair value At fair value Pool UPB $75,252.63015119958 $26,236.838945650034 Pool weighted average coupon 4.0014690630369991E-2 4.1681673425661619E-2 Weighted-average pool prepayment speed assumption (CPR) 7.9688304750860237 9.9% Weighted average servicing fee/spread 2.5402945128695609E-3 1.8694624798234673E-3 Fair value $956.8007658070818 $236.00186336438546 As multiple of servicing fee 5.005172314198246 4.8115739984614798

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans



Acquired by PFSI from Third-Party Seller(1)
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an wholly-owned subsidiary of PFSI
(2) Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac® 1Q19 Earnings Report | 22

-56% Y/Y Distressed Loan Portfolio Is Declining Through Liquidation and Sales 1Q19 Earnings Report Driven by bulk sale of $96 million in UPB -86% Y/Y Performing Loans (UPB in millions) Nonperforming Loans (UPB in millions) Driven by bulk sale of $232 million in UPB Driven by bulk sale of $35 million in UPB Entered into agreements during the quarter and after quarter end to sell approximately $49 million in UPB of nonperforming loans from the distressed portfolio(1) These sales represent approximately 26% of the distressed portfolio UPB at March 31, 2019 (1) These transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of these transactions or that these transactions will be completed at all

Net Gains (Losses) on Mortgage Loans Unaudited Performance of the Distressed Mortgage Loan Investments 1Q19 Earnings Report 72.569999999999993 20.86 16.57 1 16.57 1 16.57 Unaudited Quarter ended ($ in thousands) $43,465 $43,555 Valuation Changes: Performing loans $7,774 $388 Nonperforming loans -4,031 535 3,743 923 Payoffs -,226 -,214 Sales -1,012 -,224 $2,505 $485 Unaudited ($ in thousands Quarter ended December 31, 2018 Accumulated Loss on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $4,209 $15 $-,226 REO 14,550 -3,441 -,204 Subtotal 18,759 -3,426 -,430 Distressed loan sales ,214,785 29,404 -1,012 $,233,544 $25,978 $-1,442

Return on Equity Contribution of the GSE Credit Risk Transfer Investments 1Q19 Earnings Report Annualized Return on Average CRT Equity Average CRT equity(1) ($ in millions) $166 $178 $207 $271 $333 $403 $452 $490 $446 (1) Equity allocated represents management’s internal allocation across segments and investment strategies $452

Cash deposited in the SPV in deposits securing CRT agreements. Represents collateral for the initial credit risk retained Includes fair value recognition upon loan delivery under CRT Agreements and market value changes Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT Special Purpose Vehicles (SPVs) and sold to Fannie Mae (1) Cumulative for the fourteen quarters ending 3/31/2019 Credit Risk Transfer – Income Statement and Balance Sheet Treatment Recognition upon loan delivery of fair value of firm commitment to purchase REMIC CRT securities Since Inception(1) 1Q19 Earnings Report ($ in thousands) Since Inception(1) As of December 31, 2018 1Q18 Activity 2Q18 Activity 3Q18 Activity 4Q18 Activity As of March 31, 2019 Year ended December 31, 2017 Total UPB of mortgage loans transferred under CRT agreements $59,964,345 UPB of mortgage loans transferred under CRT agreements $35,869,965 $35,869,965 $0 $35,869,965 $30,322,988 UPB of mortgage loans delivered subject to agreements to purchase REMIC CRT securities $24,094,380 $16,392,300 $7,702,080 $24,094,380 Deposits of cash to secure guarantees $1,203,220 1,203,220 1,203,220 $,606,594 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,182,832 ,161,788 21,044 ,182,832 $74,860 Valuation-related ,124,801 ,118,341 6,460 ,124,801 $92,994 $,307,633 ,280,129 27,504 0 0 0 ,307,633 $,167,854 Included in net gain on mortgage loans acquired for sale $50,195 30,595 19,600 $50,195 Payments made to settle losses $4,514 $3,619 $895 $4,514 $1,486 ($ in thousands) At June 30, 2018 UPB of mortgage loans subject to guarantee obligation $52,918,044 Delinquency Current to 89 days delinquent $52,829,366 90 or more days delinquent $52,087 Foreclosure $5,333 Bankruptcy $31,258 Carrying value of CRT agreements Deposits securing CRT agreements $1,137,283 Derivative assets $,130,447 Firm commitment to purchase CRT security $79,784 Firm commitments to purchase CRT securities $,886,969

Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Credit Risk Transfer – Income Statement and Balance Sheet Treatment (cont’d) Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Derivative represents fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of firm commitment to purchase REMIC CRT securities based on loans delivered to date Face amount of firm commitment to purchase REMIC CRT securities related to mortgage loans delivered At March 31, 2019 1Q19 Earnings Report ($ in thousands) Since Inception(1) As of December 31, 2018 1Q18 Activity 2Q18 Activity 3Q18 Activity 4Q18 Activity As of March 31, 2019 Year ended December 31, 2017 Total UPB of mortgage loans transferred under CRT agreements $59,522,459 UPB of mortgage loans transferred under CRT agreements $35,869,965 $35,869,965 $0 $35,869,965 $30,322,988 UPB of mortgage loans delivered subject to agreements to purchase REMIC CRT securities $23,652,494 $16,392,300 $7,260,194 $23,652,494 Deposits of cash to secure guarantees $1,203,220 1,203,220 1,203,220 $,606,594 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,182,832 ,161,788 21,044 ,182,832 $74,860 Valuation-related ,124,801 ,118,341 6,460 ,124,801 $92,994 $,307,633 ,280,129 27,504 0 0 0 ,307,633 $,167,854 Included in net gain on mortgage loans acquired for sale $50,195 30,595 19,600 $50,195 Payments made to settle losses $4,514 $3,619 $895 $4,514 $1,486 ($ in thousands) At June 30, 2018 UPB of mortgage loans subject to guarantee obligation $52,918,044 Delinquency Current to 89 days delinquent $52,829,366 90 or more days delinquent $52,087 Foreclosure $5,333 Bankruptcy $31,258 Carrying value of CRT agreements Deposits securing CRT agreements $1,137,283 Derivative assets $,130,447 Firm commitment to purchase CRT security $79,784 Firm commitments to purchase CRT securities $,886,969

(1) FICO and LTV metrics at origination (UPB in billions) PMT’s Investments in GSE Credit Risk Transfer 1Q19 Earnings Report ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43555 At inception 43555 At inception 43555 UPB $1.32 $0.68429877584999999 UPB $4.2 $2.58834595681 UPB $6.4 $4.9990910069499996 Loan Count 4,108 2,725 Loan Count 15,255 10,314 Loan Count 21,615 17,681 % Purchase 0.67599805258033097 0.69834862385321095 % Purchase 0.71399541134054401 0.73327515997672998 % Purchase 0.67400000000000004 0.70092189355805601 WA FICO(1) 741.62092290717601 743.51046386401299 WA FICO(1) 742.59141710737094 743.60604226289399 WA FICO(1) 748.14379736670799 749.62750051033595 WA LTV(1) 0.80542303113345803 0.81041515716815105 WA LTV(1) 0.81227108641329104 0.81753084348113503 WA LTV(1) 0.81213195516699999 0.811899365826526 60+ Days Delinquent Loan Count 16 60+ Days Delinquent Loan Count 83 60+ Days Delinquent Loan Count 90 60+ Days Delinquent % o/s UPB .566% 60+ Days Delinquent % o/s UPB .81% 60+ Days Delinquent % o/s UPB .485% 180+ Days Delinquent Loan Count 15 180+ Days Delinquent Loan Count 54 180+ Days Delinquent Loan Count 39 Actual Losses ($k) $433 Actual Losses ($k) $1,394 Actual Losses ($k) $1,074 CRT 2016 -2 (August 2016 - May 2018) CRT 2018 -1 (June 2018 - Current) Total At inception 43555 At inception 43555 At inception 43555 UPB $23.87681873659 $20.987655839999999 UPB $23.725228437519998 $23.675228437519998 UPB $59.52204717411 $52.934620017129994 Loan Count 86,057 78,727 Loan Count 85,434 85,434 Loan Count ,212,469 ,194,881 % Purchase 0.73231658537844102 0.73983512644962901 % Purchase 0.81513749434996197 0.81513749434996197 % Purchase 0.75880782918149403 0.76876144929469703 WA FICO(1) 747 746.26680700469694 WA FICO(1) 746.05023995080398 746.05023995080398 WA FICO(1) 746.32514979683083 746.32231003219806 WA LTV(1) 0.82499999999999996 0.82671727388822003 WA LTV(1) 0.83757801659987496 0.83757801659987496 WA LTV(1) 0.82695540267083301 0.82948992946509903 60+ Days Delinquent Loan Count 265 60+ Days Delinquent Loan Count 72 60+ Days Delinquent Loan Count 526 60+ Days Delinquent % o/s UPB .34% 60+ Days Delinquent % o/s UPB 86367216938879998.864% 60+ Days Delinquent % o/s UPB .267% 180+ Days Delinquent Loan Count 55 180+ Days Delinquent Loan Count 1 180+ Days Delinquent Loan Count 164 Actual Losses ($k) $1,613 Actual Losses ($k) $0 Actual Losses ($k) $4,514 LTV as

Correspondent Production Acquisitions and Locks by Product Note: Delegated volumes exclude loans purchased from PennyMac Financial. Amounts may not sum exactly due to rounding. 1Q19 Earnings Report (1) Consists of prime jumbo and non-QM loans (UPB in millions) 1Q18 2Q18 3Q18 4Q18 1Q19 QoQ YoY Acquisitions Delegated Conventional Conforming $4,228.79175416 $5,399.3168507299988 $7,502.9118440200009 $9,051.5303497000041 $8,130.1551775100015 $4,228.79175416 $9,174.1894115200048 $8,270.1492885900025 -0.10179219829059516 0.92257165879878178 0.50755476505453878 0.5482850400436754 0.5482850400436754 Delegated Government 8,830.4058649200015 9,546.321426500013 8,970.207506939998 8,885.1505081599989 6,751.9281152599997 -9.8541689339311178E-2 -0.24008849269811217 -0.23537737465919206 0.50115638614173086 0.53981557664056656 0.45088927460163586 Delegated Non-Agency(1) 0 8.4138509399999997 8.6219371000000002 4.6743108200000005 5.3966220800000002 0.95567664935365704 0.15452786256948126 #DIV/0! Non-Delegated 0 0 74.54083 119.933882 173.50670600000001 0.44668631671573844 Total Acquisitions from Nonaffiliates $13,059.197619080001 $14,953.762844320001 $16,556.28211806 $18,061.289050680003 $15,060.986620850001 0.54911072539836425 -0.16611784581992728 0.15328575768279262 Acquisitions from PFSI $711.40844599999991 $665.58822899999996 $901.95315400000004 $878.90821000000005 $729.86238200000003 -0.16958065279649626 2.5940001280221114E-2 Total Acquisitions $13,770.606065080001 $15,619.351073320002 $17,458.235272059999 $18,940.197260680005 $15,790.84900285 -0.16627853524884217 0.14670690078725035 Locks Delegated Conventional Conforming $4,303.7102288333326 $5,979.4757300000001 $8,391.502919999999 $9,638.6547410000003 $8,973.6361390000002 $4,404.8952380000001 $9,847.2912749999996 $9,259.819765000002 -6.8994960382926296E-2 1.0850930155287455 Delegated Government 9,162.2598610000987 10,082.19819999799 9,145.7154989997998 8,962.1117979997998 7,385.2669409998998 -5.9658183514024077E-2 -0.17594568027502477 -0.19394701164983463 $13,491.763189833429 $16,385.5435799999 Delegated Non-Agency(1) 12.89655 50.109818000000004 19.781337000000001 11.187849999999997 13.32025 1.1021657189750402 0.19059962369892358 3.2853747707720204E-2 Non-Delegated 88.288459166666655 120.64598000000001 156.93197000000001 227.10090400000001 359.95399000000003 0.5849958483652713 3.0770219958250307 Total Locks $13,567.155099000096 $16,232.2513479998 $17,713.931725999802 $18,839.55292999798 $16,732.177319999901 -0.11183564888111819 0.23328562236552219 Correspondent Production pretax income 5.9539999999999997 $-0.628 $3.621 PCG PTI as % of locks 7.0785861208352222E-4 -33335004873272587.0333% 2.1640937283588514E-4 Fulfillment fees 28.591000000000001 27.574000000000002 3.1570620443949105E-3 3.3893214227201673E-3 Key Financial Metrics PMT Total Acquisitions $4,940.2002001599994 $6,073.3189306699987 $8,413.4869351200014 $9,935.1128705200044 $8,865.414181590002 -0.10766849887574692 0.79454552900566178 4Q18 1Q19 Pretax income as a percentage of interest rate lock commitments(2) -3.2937944780858372E-5 2.1640937283588519E-4 CDL conventional $707.89181599999995 $633.68352399999992 $827.61793922000004 $739.89155200000005 $608.54488500000002 BDL conventional $3.5166300000000001 $31.904705000000003 $69.722358999999997 $139.01665800000001 $121.317497 Fulfillment Fee(3) 3.2000000000000002E-3 3.3999999999999998E-3 Total conventional (excl nonDel) $4,940.2002001599994 $6,064.9050797299988 $8,400.2521422400005 $9,930.4385597000037 $8,860.175595100009 CRT deliveries 3200 3900 $6,773.3360000000002 $8,083.5919999999996 $7,260.1940000000004 Selected Operational Metrics 0.64774702853061716 0.64304386445131678 0.80632532039613647 0.81402165185383346 0.8194333646898011 4Q18 1Q19 Correspondent Seller Relationships 710 743 Purchase money loans, as a % of total acquisitions 0.88 0.85